UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2016

Eclipse Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36511	46-4812998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Old Gatesburg Road, Suite 110 State College, Pennsylvania		16803
(Address of principal executive offices)		(Zip Code)

(814) 308-9754

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 12, 2016, Eclipse Resources Corporation (the “Company”) issued a press release announcing it has terminated its previously announced private offer to eligible holders to exchange any and all of the Company’s outstanding 8.875% Senior Unsecured Notes due 2023 for the Company’s new 9.00% Senior Secured Second Lien Notes due 2023. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSE RESOURCES CORPORATION

By:	/s/ Christopher K. Hulburt
Name:	Christopher K. Hulburt
Title:	Executive Vice President, Secretary and General Counsel

Date: February 12, 2016

Index to Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 12, 2016